Putnam
Municipal
Income Fund

ANNUAL REPORT

March 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]


Fund highlights

* "The name of the game with this fund is balance. We're trying to achieve balance between risk and reward, between current income and total return, and between opportunistic investing and stable net asset value. The key to it all is a highly disciplined, team-oriented, value-focused investing process that emphasizes the outperformance of individual securities in the portfolio."

                                     -- Blake E. Anderson, manager
                                        Putnam Municipal Income Fund

* "Based on tax-equivalent yields alone, muni funds easily outshine most taxable bond funds."

                                     -- Morningstar Mutual Funds, March 1997

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

13 Portfolio holdings

25 Financial statements

36 Results of December 5, 1996 shareholder meeting



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

The Federal Reserve Board's increase in the federal funds rate just before the end of Putnam Municipal Income Fund's fiscal year was hardly a surprise to your fund's management team. The portfolio had already been positioned defensively in response to the unsettled market environment that had prevailed during much of the period.

Besides taking several defensive actions, the team, including newly appointed Fund Manager Blake Anderson, has been seeking investments in industry sectors likely to benefit from a strong economy. As a result, Blake believes the portfolio is positioned not only to weather continued market volatility but also to benefit from what, in his view, will be sustained strong demand for municipal bonds.

Blake has been with Putnam since 1987 and also serves as director of tax-exempt credit research. He has 10 years of investment experience. In the following report, he reviews your fund's fiscal 1997 performance and presents his views on prospects for the year ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
May 21, 1997



Report from the Fund Manager
Blake E. Anderson

A steady focus on credit fundamentals and cautious positioning helped Putnam Municipal Income Fund navigate the choppy waters of the municipal bond market during the 12 months ended March 31, 1997. The fund's total return of 5.24% at net asset value for class A shares placed it in the top half of general municipal debt funds tracked by Lipper Analytical Services, Inc., but slightly lagging the 5.47% return of the Lehman Brothers Municipal Bond Index. The fund's return for class A shares taking maximum sales charges into account was 0.19%. Complete performance details begin on page 9.

* RISING INTEREST RATES AND STRENGTHENING ECONOMY CHALLENGE BOND MARKET

The past 12 months have been a somewhat difficult period for the bond market as a whole, with market psychology dominated by fears of higher inflation brought on by the economy's relentless strength. As bond investors tried to anticipate if, when, and by what amount the Federal Reserve Board would raise short-term interest rates, prices of fixed-income investments fluctuated. The changes were most pronounced at the short-term end of the market, where fears of inflation drove up rates more quickly than in the longer end of the yield curve. The big question on everyone's mind: Is this economic recovery different from the others or will today's near-full employment and high industrial capacity utilization lead to inflation as past recoveries have?

The Fed kept the market guessing for much of the period, meeting time and again without adjusting monetary policy. Finally, at its March 25 session, the board chose action over words, raising short-term interest rates by a quarter of a percentage point. Yet despite all the bond market's concern over inflation, yields remained range bound throughout the fund's fiscal year, as evidenced by the 30-year Treasury bond, whose yield fluctuated between 6.75% and 7.12% over the period.

* MUNICIPALS OUTPERFORM TAXABLE BONDS

Amid these choppy market conditions, municipal bond investments generally outperformed their taxable counterparts. The fading prominence of last year's flat-tax proposals explains some of this outperformance, although favorable supply and demand trends probably played a more significant role. Over the past year, insurance companies have become large buyers of municipal bonds, keeping demand high. Issuers have continued to meet the demand by structuring municipal offerings with terms that are especially attractive to the insurance companies. These issues have consisted mainly of high-quality intermediate-term securities. The overall result, however, has been strong municipal market performance, especially relative to that of similar taxable investments.

In December, this outperformance was even more pronounced as the market experienced a significant distortion of the normal price relationship between municipals and Treasury securities. We took advantage of the high price of municipals to take some profits for the fund.

[GRAPHIC OMITTED: worm chart BOND RETURNS: MUNICIPALS VERSUS TREASURIES]

BOND RETURNS: MUNICIPALS VERSUS TREASURIES

[PLOT POINTS FOR CHART]

$10,000                          Municipal bonds    16,989
$10,000    U.S. Treasury securities before taxes    17,523
$10,000     U.S. Treasury securities after taxes    14,380

             Lehman Bros.    Lehman Bros.      Lehman Bros.
            Municipal Bond  Treasury Bond     Treasury Bond
Date            Index      Index (pre-tax)  Index (after-tax)

3/31/90      $ 10,000        $ 10,000         $ 10,000
3/31/91        10,922          11,236           10,866
3/31/92        12,013          12,455           11,677
3/31/93        13,518          14,218           12,960
3/31/94        13,831          14,597           12,969
3/31/95        14,863          15,223           13,163
3/31/96        16,108          16,819           14,167
3/31/97        16,989          17,523           14,380

Footnote reads:
Sources: Lehman Brothers Municipal Bond Index, Lehman Brothers Treasury Bond Index. This graph compares the growth of a hypothetical $10,000 investment in tax-free municipal bonds with a similar investment in U.S. Treasury bonds and shows the effective after-tax returns of the fully taxable Treasury securities for an individual paying the maximum 39.6% federal income tax rate. The performance is not indicative of any Putnam fund and past performance is not indicative of future results.



* DEFENSIVE POSITIONING PAYS OFF

In anticipation of a rising rate environment, we have attempted to concentrate the portfolio in holdings that are less sensitive to interest-rate changes. At the same time, we have retained our focus on the call structure of individual securities in anticipation of the year 2003, when a significant portion of the municipal marketplace becomes callable. Primarily our strategy has been to sell poorly structured long-term bonds and purchase premium noncallable intermediate municipal bonds. These bonds have continued to perform well and have helped cushion the fund's net asset value in the face of rising interest rates.

The strengthening economy has also helped compress credit quality spreads between various sectors of the municipal market. Lower-rated securities have been outperforming other credits as the growing economy has bolstered the financial standing of many of their issuers. The result has meant increased demand for these higher-yielding investments. For some issuers, the stronger bottom lines have led to improved credit ratings. The effect has been a barbell shape for the portfolio, with holdings concentrated in higher-quality holdings at one end and higher-yielding credits at the other.

The narrowing of credit quality spreads has also prompted us to upgrade quality among the fund's higher-rated holdings, which already make up more than 65% of fund assets. In another defensive move, we have shortened the portfolio's duration, keeping it approximately one-half year shorter than that of the average municipal bond fund. Duration is a measure of the price sensitivity of a portfolio of bonds to changes in interest rates. Like maturity, with which it is often confused, duration is measured in years. In a rising interest-rate environment, a shorter duration helps protect the fund's net asset value by cushioning the effect of interest-rate changes.

Within the portfolio's barbell concentration of holdings at the higher-quality and higher-yielding ends of the municipal market, the fund's sector strategy has remained fairly constant. Among the higher-quality holdings, general obligation bonds from wealthy high-tax states like California and New York remain strong performers and, in our view, should continue to benefit from improving economic conditions and consistent levels of demand.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospitals/Health care       17.8%

Transportation              15.2%

Utilities                   14.2%

Water and sewerage           3.0%

Housing                      2.7%

Footnote reads:
* Based on net assets on 3/31/97. Holdings will vary over time.

Among higher-yielding holdings, industrial revenue bonds issued by municipalities and backed by the credit of the companies using the facilities continue to play a crucial role. Health-care investments, particularly hospitals, remain solid performers. The rising economy has also been positive for airline issues, whose improving credit fundamentals and high coupons have made them popular with investors.

* DEFENSIVE STRUCTURE, FOCUS ON HIGH INCOME TO CONTINUE

While current market conditions certainly affect the fund's investment strategy, our underlying goal is to create a portfolio that will perform well in all markets. Rather than relying mainly on the blunt tool of duration management -- extending or reducing portfolio duration in response to or anticipation of interest-rate changes -- we concentrate on finding individual municipal securities that we believe will outperform the market. To locate these issues, we rely heavily on Putnam's extensive credit research capabilities that enable us to assess credit fundamentals and security structure while optimizing the risk/reward characteristics of each security and the portfolio as a whole. This relative-value investment method is at once top/down and bottom/up and is designed to stabilize the fund's net asset value while keeping its stream of tax-exempt income high.

In the coming months, we expect to see further action by the Fed to raise short-term interest rates. If the Fed's strategy achieves its intended effect, the economy will slow, and the normal price relationship between Treasury securities and municipal issues will re-establish itself. In the meantime, we plan to hold steady in our defensive positioning and in our emphasis on high current income in order to protect the fund's net asset value against a backup in interest rates. Once the interest-rate cycle peaks, we will look for opportunities to lock in the higher rates through the purchase of longer-term securities. Until that time, however, we intend to remain focused on increasing the portfolio's call protection while optimizing the credit quality and structure of each portfolio holding.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Municipal Income Fund is designed for investors seeking as high a level of current income exempt from federal income tax as is consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 3/31/97

                                Class A         Class B         Class M
(inception date)               (5/22/89)       (1/4/93)        (12/1/94)
                              NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                       5.24%   0.19%   4.61%  -0.35%   4.97%   1.55%
------------------------------------------------------------------------------
5 years                     40.97   34.29      --      --      --      --
Annual average               7.11    6.07      --      --      --      --
------------------------------------------------------------------------------
Life of class               80.23   71.73   24.64   22.66   22.84   18.79
Annual average               7.78    7.12    5.53    4.94    9.23    7.67
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/97

                                                  Lehman Bros.
                                                  Municipal       Consumer
                                                  Bond Index      Price Index
------------------------------------------------------------------------------
1 year                                               5.47%           2.76%
------------------------------------------------------------------------------
5 years                                             41.42           14.86
Annual average                                       7.18            2.81
------------------------------------------------------------------------------
Life of class A                                     79.73           29.24
Annual average                                       7.77            3.32
------------------------------------------------------------------------------
Life of class B                                     30.35           12.76
Annual average                                       6.44            2.87
------------------------------------------------------------------------------
Life of class M                                     25.08            6.88
Annual average                                      10.07            2.90
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1992. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%. Performance data prior to 5/11/92 do not reflect operation under the fund's current investment objective and policies.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 5/22/89

$9,525          Fund's class A shares at POP     $17,173
$10,000    Lehman Bros. Municipal Bond Index     $17,973
$10,000                 Consumer Price Index     $12,924

(plot points for 10-year total return mountain chart)

                           Lehman Bros.
          Fund's class      Municipal   Consumer
Date     A shares at POP   Bond Index  Price Index

5/22/89      9,525           10,000     10,000
3/31/90     10,140           10,579     10,396
3/31/91     10,866           11,555     10,905
3/31/92     12,182           12,709     11,252
3/31/93     13,849           14,300     11,599
3/31/94     14,140           14,632     11,890
3/31/95     15,066           15,723     12,229
3/31/96     16,318           17,041     12,577
3/31/97     17,173           17,973     12,924

Footnote reads:
Past performance is no assurance of future results.
A $10,000 investment in the fund's class B shares at inception on 1/4/93 would have been valued at $12,464 on 3/31/97 ($12,266 with a redemption at the end of the period). A $10,000 investment in the fund's class
M shares at inception on 12/1/94 would have been valued at $12,284 at net asset value ($11,879 at public offering price on 3/31/97).



PRICE AND DISTRIBUTION INFORMATION
12 months ended 3/31/97

                                      Class A         Class B        Class M
------------------------------------------------------------------------------
Distributions (number)                  12              12             12
------------------------------------------------------------------------------
Income                              $0.515381       $0.461425      $0.492073
------------------------------------------------------------------------------
  Total                             $0.515381       $0.461425      $0.492073
------------------------------------------------------------------------------
Share value:                       NAV     POP          NAV       NAV     POP
------------------------------------------------------------------------------
3/31/96                           $8.93   $9.38        $8.92     $8.92   $9.22
------------------------------------------------------------------------------
3/31/97                            8.87    9.31         8.86      8.86    9.16
------------------------------------------------------------------------------
Current return: (end of period)    NAV     POP          NAV       NAV     POP
------------------------------------------------------------------------------
Current dividend rate1             5.70%   5.43%        5.09%     5.45%   5.27%
------------------------------------------------------------------------------
Taxable equivalent2                9.44    8.99         8.43      9.02    8.73
------------------------------------------------------------------------------
Current 30-day SEC yield3          5.63    5.36         4.99      5.38    5.25
------------------------------------------------------------------------------
Taxable equivalent2                9.32    8.87         8.26      8.91    8.69
------------------------------------------------------------------------------
1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Assumes maximum 39.6% maximum federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

3Based only on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index* is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market.

Lehman Brothers Treasury Bond Index* is an unmanaged list of long-term Treasury bonds.

Consumer Price Index (CPI)* is a commonly used measure of inflation; it does not represent an investment return.

* The indexes do not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.



Report of independent accountants

For the fiscal year ended March 31, 1997

To the Trustees and Shareholders of
Putnam Municipal Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Municipal Income Fund, including the portfolio of investments owned, as of March 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Municipal Income Fund as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                      Coopers & Lybrand L.L.P.

Boston, Massachusetts
May 15, 1997



Portfolio of investments owned
March 31, 1997

Key to Abbreviations
AMBAC       -- AMBAC Indemnity Corporation
BAN         -- Bond Anticipation note
BIGI        -- Bond Investors Guaranty Insurance
COP         -- Certificate of Participation
FGIC        -- Financial Guaranty Insurance Company
FSA         -- Financial Security Assurance
GNMA Coll. -- Government National Mortgage Association Collateralized G.O. Bonds -- General Obligation Bonds
IFB         -- Inverse Floating Rate Bonds
MBIA        -- Municipal Bond Investors Assurance Corporation
VRDN        -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (98.5%) *
PRINCIPAL AMOUNT                                                              RATINGS**                VALUE
Arizona (3.8%)
------------------------------------------------------------------------------------------------------------
 $    6,000,000  Apache Cnty., VRDN (Tucson Electric), 3 1/2s, 5/15/20         VMIG1          $    6,000,000
        935,000  AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds (St. Luke's
                   Hlth. Syst.), 7 1/4s, 11/1/14                               AAA                 1,046,031
      4,505,000  Cochise Cnty., Indl. Dev. Rev. Bonds (Sierra Vista
                   Cmnty. Hosp.), Ser. A, 6 3/4s, 12/1/26                      Baa/P               4,465,581
      7,000,000  Gila Cnty., Indl. Dev. Auth. Poll. Control Rev. Bonds
                   (Asarco Inc.), Ser. 85, 8.9s, 7/1/06                        Baa                 7,277,200
     10,535,000  Maricopa Cnty., Indl. Dev. Auth. Hosp. Fac. VRDN
                   (Samaritan Hlth. Svc. Hosp.-B2), MBIA, 3.85s,
                   12/1/08                                                     VMIG1              10,535,000
      7,000,000  Mesa, Util. Syst. Rev. Bonds, FGIC, 7 1/8s, 7/1/11            Aaa                 8,198,750
      2,000,000  Mohave Cnty., Indl. Dev. Auth. Hosp. Syst. Rev. Bonds
                   (Env. Inc. & Phoenix Hosp. & Med. Ctr.), 7s, 7/1/16         Aaa                 2,260,000
      4,950,000  Payson, Indl. Dev. Auth. Hosp. Rev. Bonds (Payson
                   Regl. Med. Ctr. Inc.), 7.7s, 10/1/23                        B/P                 4,479,750
      4,000,000  Pinal Cnty., Indl. Dev. Auth. Rev. Bonds (Casa Grande
                   Regl. Med. Ctr.), Ser. A, 8 1/8s, 12/1/22                   BB/P                4,370,000
                                                                                              --------------
                                                                                                  48,632,312

Arkansas (0.1%)
------------------------------------------------------------------------------------------------------------
     12,550,000  AR Hsg. Dev. Agcy. Res. Single Fam. Mtge. Rev. Bonds,
                   Ser. 84A, zero %, 7/1/15                                    Aa                  1,804,063

California (14.4%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Anaheim, Pub. Fin. Auth. Lease Rev. Bonds (Public
                   Improvements), Ser. A, FSA, 6s, 9/1/24                      Aaa                 5,168,750
                 CA State G.O. Bonds
     18,465,000    6.6s, 2/1/09                                                Aa                 20,542,311
     11,300,000    6 1/2s, 2/1/07                                              Aa                 12,528,875
                 Corona, COP
      2,500,000    (Vista Hosp. Syst.), Ser. B, 9 1/2s, 7/1/20                 B/P                 2,631,250
      5,800,000    (Hosp. System Inc.), Ser. C, 8 3/8s, 7/1/11                 B/P                 6,162,500
     33,435,000   Los Angeles, Convention & Exhib. Ctr. Rev. Bonds,
                   Ser. A, MBIA, 5 1/8s, 8/15/21                               Aaa                29,715,347
      2,400,000  Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev. Bonds
                   (United Airlines, Inc.), 6 7/8s, 11/15/12                   Baa                 2,514,000
      5,000,000  Metropolitan Wtr. Dist. Rev. Bonds, Ser. C, 5s, 7/1/27        Aa                  4,362,500
      3,615,000  Monrovia, Redev. Agcy. Tax Alloc. Rev. Bonds
                   (Central Redevelopment Project Area-1), Ser. B,
                   AMBAC, 6.7s, 5/1/21                                         Aaa                 3,849,975
      6,150,000  Northern CA Pwr. Agcy. Multi. Cap. Fac. IFB, MBIA,
                   9.233s, 8/15/17                                             Aaa                 6,826,500
     13,000,000  Orange Cnty., COP, Ser. A, MBIA, 6s, 7/1/26                   Aaa                12,902,500
      2,000,000  Orange Cnty., Rev. Bonds, Ser. A, MBIA, 6s, 6/1/10            Aaa                 2,092,500
                 Orange Cnty., Local Trans. Auth. IFB Bonds
     11,200,000    6.2s, 2/14/11                                               Aa                 11,606,000
      4,000,000    AMBAC, 6.2s, 2/14/11                                        Aaa                 4,185,000
      5,000,000  San Francisco, Bldg. Auth. Lease Rev. Bonds
                   (San Francisco Civic Ctr. Complex), Ser. A,
                   AMBAC, 5 1/4s, 12/1/16                                      Aaa                 4,681,250
                 San Joaquin Hills, Trans. Corridor Agcy. Rev. Bonds
     10,710,000    5s, 1/1/33                                                  BB/P                8,875,913
     10,000,000    (Toll Rd.), Sr. Lien, zero %, 1/1/10                        BB/P                8,237,500
      8,000,000  Southern CA Pub. Pwr. Auth. Rev. Bonds (Palo Verde),
                   Ser. A, AMBAC, 6s, 7/1/07                                   Aaa                 8,500,000
      7,250,000  Southern CA Pwr. Auth. Rev. Bonds, Ser. A, MBIA,
                   5s, 1/1/20                                                  Aaa                 6,398,125
     11,840,000  Vallejo, COP (Marine World Foundation), 7s, 2/1/17            BB/P               11,914,000
                 Valley Hlth. Syst. Hosp. Rev. Bonds
      6,000,000    (Rfdg. & Impt. Project), 6 1/2s, 5/15/25                    BBB                 6,045,000
      1,000,000    (Impt. Project), Ser. A, 6 1/8s, 5/15/05                    BBB                 1,011,250
      4,300,000  Walnut Creek, COP (John Muir Med. Ctr.), MBIA,
                   5s, 2/15/16                                                 Aaa                 3,864,625
                                                                                              --------------
                                                                                                 184,615,671

Colorado (4.2%)
------------------------------------------------------------------------------------------------------------
      6,000,000  Arapahoe Cnty. Cap. Impt. Trust Fund Hwy.
                   Rev. Bonds, Ser. E-470, 7s, 8/31/26                         Baa                 6,375,000
     10,000,000  CO Edl. Fac. Auth. Rev. Bonds (CO. Ocean
                   Journey, Inc.), 8 3/8s, 12/1/26                             B/P                 9,837,500
                 Denver, City & Cnty. Arpt. Rev. Bonds
      6,000,000    Ser. A, 8 3/4s, 11/15/23                                    Baa                 7,012,500
      2,000,000    Ser. A, 8s, 11/15/25                                        Baa                 2,232,500
      5,000,000    Ser. D, 7 3/4s, 11/15/13                                    Baa                 5,987,500
      4,000,000    Ser. A, 7 1/2s, 11/15/23                                    Baa                 4,380,000
      1,500,000    7 1/4s, 11/15/25                                            AAA                 1,695,000
     12,000,000    Ser. B, 7 1/4s, 11/15/23                                    Baa                12,930,000
      3,000,000  Larimer Cnty., School Dist. No. 1 Rev. Bonds
                   (Poudre Impt.), 7s, 12/15/16                                A                   3,506,250
                                                                                              --------------
                                                                                                  53,956,250

Connecticut (0.5%)
------------------------------------------------------------------------------------------------------------
                 CT State Dev. Auth. 1st Mtge. Rev. Bonds
      2,320,000    (East Hill Woods), 8 3/4s, 7/1/19 (In default) +            Caa/P               1,392,000
      1,375,000    (Gladeview Hlth. Care), 9 3/4s, 12/15/16                    Ba/P                1,502,188
      2,500,000  CT State Dev. Auth. Hlth. Care Rev. Bonds
                   (Alzheimers Resource Ctr.), Ser. A, 10s, 8/15/21            Aaa/P               3,059,375
                                                                                              --------------
                                                                                                   5,953,563

District of Columbia (2.9%)
------------------------------------------------------------------------------------------------------------
     27,000,000  DC G.O. Bonds, Ser. A, 6 3/8s, 6/1/26                         Baa                27,101,250
                 DC Rfdg. Rev. Bonds (American Geophysical Union)
      4,200,000    5 7/8s, 9/1/23                                              BBB                 3,743,250
      3,350,000    5 3/4s, 9/1/13                                              BBB                 3,031,750
      3,310,000  DC Redev. Land Agcy. Rev. Bonds (Wash. D. C.
                   Sports Arena), 5 5/8s, 11/1/10                              A/P                 3,169,325
                                                                                              --------------
                                                                                                  37,045,575

Florida (5.7%)
------------------------------------------------------------------------------------------------------------
      9,630,000  Broward Cnty., Resource Recvy. Rev. Bonds
                   (SES Broward Cnty. LP South), 7.95s, 12/1/08                A                  10,472,625
                 Dade Cnty., Rev. Bonds (School Dist.)
      3,170,000    MBIA, 6 1/2s, 2/15/06                                       Aaa                 3,498,888
      5,885,000    MBIA, 6 1/2s, 2/15/05                                       Aaa                 6,466,144
     22,900,000  Hernando Cnty., Indl. Dev. Rev. Bonds (FL Crushed
                   Stone Co.), 8 1/2s, 12/1/14                                 B/P                25,390,375
      1,700,000  Largo, Sun Coast Hlth. Syst. Rev. Bonds, 6.2s, 3/1/13         BBB                 1,634,125
      2,000,000  Martin Cnty., Poll. Control VRDN (FL Pwr. Co.),
                   3.8s, 9/1/24                                                VMIG1               2,000,000
      4,250,000  Ocean Hwy. & Port. Auth. Poll. Control Rev. Bonds
                   (Solid Waste-Jefferson), 6 1/2s, 11/1/04                    B/P                 4,308,438
      4,750,000  Orange Cnty., Hlth. Fac. Auth. IFB, 10.164s, 10/1/14
                   (acquired 4/19/95, cost $6,261,830) [DBL. DAGGER]           B/P                 6,091,875
         10,000  Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
                   (Pooled Hosp. Loan), Ser. B, BIGI, 7 7/8s, 12/1/25          Aaa                    10,255
      4,000,000  Orange Cnty., Hsg. Fin. Auth. VRDN (Sundown
                   Assoc. II), Ser. B, 3.6s, 6/1/04                            A                   4,000,000
      6,485,000  Palm Beach Cnty., Student Hsg. Rev. Bonds
                   (Palm Beach Cmnty. College), Ser. A, 8 1/2s, 3/1/23         B/P                 5,188,000
        950,000  Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
                   (JFK Med. Ctr. Inc.), 8 7/8s, 12/1/18                       Aaa/P               1,036,688
                 Sanford Arpt. Auth. Indl. Dev. Rev. Bonds
                   (Terminals Inc.), Ser. A
      2,000,000    7 1/2s, 5/1/10                                              Ba/P                2,035,000
      1,000,000    7.3s, 5/1/04                                                Ba/P                1,026,250
                                                                                              --------------
                                                                                                  73,158,663

Georgia (3.9%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Atlanta, Metro. Rapid Tran. Auth. Sales Tax Rev. Bonds,
                   Ser. O, 6.55s, 7/1/20                                       AA                  5,418,750
      4,200,000  Atlanta, Special Purpose Fac. Rev. Bonds (Delta Air
                   Lines, Inc.), Ser. B, 7.9s, 12/1/18                         BBB                 4,504,500
                 De Kalb Cnty., Muni. Hsg. Auth. Rev. Bonds
                   (Briarcliff Park Apts.)
      1,500,000    Ser. B, 10s, 4/1/17                                         B/P                 1,558,125
      3,700,000    Ser. A, 7 1/2s, 4/1/17                                      Baa/P               3,824,875
     20,510,000  GA State G.O. Bonds, Ser. B, 6 1/4s, 4/1/08                   Aaa                22,355,900
      2,000,000  Gwinnett Cnty., Indl. Dev. Auth. Rev. Bonds
                   (Kawneer Co. Inc.), Ser. 84, 9 1/2s, 6/1/15                 Baa/P               2,175,000
      9,880,000  Rockdale Cnty., Dev. Auth. Solid Waste Disp.
                   Rev. Bonds (Visay Paper Inc.), 7.4s, 1/1/16                 Ba/P               10,262,850
                                                                                              --------------
                                                                                                  50,100,000

Hawaii (0.4%)
------------------------------------------------------------------------------------------------------------
      4,355,000  HI State G.O. Bonds, Ser. CN, FGIC, 6 1/4s, 3/1/08            Aaa                 4,670,738

Illinois (5.6%)
------------------------------------------------------------------------------------------------------------
                 Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
      3,704,000    (United Air Lines, Inc.), Ser. B, 8.95s, 5/1/18             Baa                 4,153,110
      1,795,000    (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18           Baa                 2,005,913
      7,105,000    (United Air Lines, Inc.), Ser. 84B, 8.85s, 5/1/18           Baa                 7,939,838
      5,300,000    (American Airlines, Inc.), 8.2s, 12/1/24                    Baa                 6,141,375
      2,500,000    (American Airlines, Inc.), Ser. C, 3.85s, 12/1/17           Aa                  2,500,000
     10,150,000  Cook Cnty. Cmnty. College Dist. No. 508
                   Rev. Bonds, Ser. C, MBIA, 7.7s, 12/1/07                     Aaa                12,230,750
      3,000,000  Glenview BAN, 5.4s, 12/1/97                                   A-1                 3,019,560
      7,540,000  Hinsdale, Hlth. Fac. Rev. Bonds (Glen Oaks
                   Medical Ctr. Inc.), 6.95s, 11/15/13                         Baa                 8,180,900
      2,500,000  IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
                   (Regency Park-Lincolnwood), Ser. A, 10 1/4s,
                   4/15/19 (In default) +                                      D/P                 1,800,000
                 IL Dev. Fin. Auth. Rev. Bonds
      1,975,000    (Cmnty. Rehab. Providers Fac.), 8 3/4s, 7/1/11              Ba/P                2,098,438
      1,400,000    (Cmnty. Rehab. Providers Fac.), 8 1/4s, 8/1/12              Ba/P                1,452,500
      4,955,000    (Cmnty. Rehab. Providers Fac.), Ser. A, 7 7/8s,
                   7/1/20                                                      Ba/P                4,843,513
      1,925,000    (Mercy Hsg. Corp.), 7s, 8/1/24                              Baa                 1,994,781
                 IL Edl. Fac. Auth. Rev. Bonds
      2,005,000    (Steppenwolf Theatre), 9.65s, 7/1/19                        Ba/P                2,091,395
      6,000,000    (Northwestern U.), 5 1/2s, 12/1/13                          Aa                  5,790,000
      5,000,000  IL Hlth. Fac. Auth. Rev. Bonds (Hinsdale Hosp.),
                   Ser. A, 6.95s, 11/15/13                                     Baa                 5,425,000
                                                                                              --------------
                                                                                                  71,667,073

Indiana (1.7%)
------------------------------------------------------------------------------------------------------------
      1,889,900  Hammond, Indl. Port Auth. COP, 9.65s, 6/1/14                  Ba/P                2,036,368
     19,000,000  Indianapolis, Indl. Arpt. Auth. Special Fac. Rev. Bonds
                   (Federal Express Corp.), 7.1s, 1/15/17                      BBB                20,140,000
                                                                                              --------------
                                                                                                  22,176,368

Iowa (0.6%)
------------------------------------------------------------------------------------------------------------
      6,500,000  IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                   (Care Initiatives), 9 1/4s, 7/1/25                          Ba/P                7,921,875

Louisiana (4.1%)
------------------------------------------------------------------------------------------------------------
      1,900,000  Ascension Parish, Poll. Control VRDN (Shell Oil Co.),
                   3.85s, 9/1/23                                               VMIG1               1,900,000
      4,000,000  Beauregard, Parish Rev. Bonds (Boise Cascade Corp.),
                   7 3/4s, 6/1/21                                              Baa                 4,330,000
      4,500,000  Hodge, Combined Util. Rev. Bonds
                   (Stone Container Corp.), 9s, 3/1/10                         B/P                 4,899,375
      1,405,991  LA Pub. Fac. Auth. 1st Mtge. Rev. Bonds
                   (Emily Morten Foundation), 10 1/4s, 5/1/19                  B/P                 1,492,108
      5,000,000  Lake Charles, Harbor & Term. Dist. Port Fac.
                   Rev. Bonds (Trunkline LNG Co.), 7 3/4s, 8/15/22             Baa                 5,656,250
      2,000,000  Port of New Orleans, Indl. Dev. Rev. Bonds
                   (Continental Grain Co.), 7 1/2s, 7/1/13                     BB                  2,145,000
                 St. Charles Parish, Poll. Control Rev. Bonds
      8,005,000    (LA Pwr. & Lt.), 8 1/4s, 6/1/14                             Baa                 8,635,394
      6,995,000    (Union Carbide), 7.35s, 11/1/22                             Baa                 7,484,650
                 W. Feliciana Parish, Poll. Control Rev. Bonds
                   (Gulf States Util. Co.)
      3,000,000    9s, 5/1/15                                                  Ba/P                3,303,750
      4,000,000    7.7s, 12/1/14                                               BB                  4,360,000
      8,000,000    Ser. C, 7s, 11/1/15                                         BB                  8,330,000
                                                                                              --------------
                                                                                                  52,536,527

Maryland (0.1%)
------------------------------------------------------------------------------------------------------------
      1,650,000  Denton, 1st. Mtge. Rev. Bonds (Shore Nursing
                   Rehab. Ctr.), 9s, 4/1/20                                    B/P                 1,637,625

Massachusetts (5.8%)
------------------------------------------------------------------------------------------------------------
      2,420,000  Boston, Nursing Home Rev. Bonds (St. Joseph
                   Nursing Care Ctr. Inc.), 10s, 1/1/20                        Ba/P                2,640,825
      5,000,000  MA Muni. Whsl. Elec. Co. Pwr. Supply Syst. IFB,
                   AMBAC, 6.97s, 7/1/18                                        Aaa                 4,350,000
     15,460,000  MA State G.O. Bonds, Ser. A, 6s, 11/1/11                      A                  16,329,625
                 MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
      2,970,000    (Norwood Hosp.), Ser. E, 8s, 7/1/05                         Ba                  3,096,225
      2,860,000    (MA Eye & Ear Infirmary), Ser. A, 7.3s, 7/1/04              Baa                 2,906,475
      3,855,000    (Rev. Cooley Dickinson Hosp.), Ser. A, 7 1/8s,
                   11/15/18                                                    Aaa                 4,356,150
      5,000,000  MA State Hlth. & Edl. Fac. Auth. VRDN, MBIA
                   (Capital Assets Program), Ser. D, 3.70s, 1/1/35             A-1                 5,000,000
                 MA State Indl. Fin. Agcy. 1st Mtge. Rev. Bonds
                   (Pioneer Valley Living Ctr.)
      1,540,000    7s, 10/1/20                                                 B/P                 1,540,185
      1,019,314    zero %, 10/1/20                                             B/P                     1,274
                 MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                   (Southeastern MA)
      3,000,000    Ser. B, 9 1/4s, 7/1/15                                      Ba/P                3,397,500
     13,000,000    Ser. A, 9s, 7/1/15                                          Ba/P               14,690,000
                 MA State Indl. Fin. Agcy. Rev. Bonds
                   (Atlanticare Med. Ctr.)
      3,900,000    Ser. A, 10 1/8s, 11/1/14                                    B/P                 3,778,125
      1,000,000    Ser. B, 10 1/8s, 11/1/14                                    B/P                   968,750
      4,250,000  MA State Indl. Fin. Agcy. Solid Waste Disp. Rev. Bonds
                   (Molten Metal Technology), 8 1/4s, 8/1/14                   B/P                 4,515,625
      2,360,000  MA State Indl. Fin. Agcy. Tunnel Rev. Bonds
                   (Mass Tpk.,), 9s, 10/1/20                                   Aaa                 2,716,950
      3,000,000  MA State Wtr. Resources Auth. Rev. Bonds, Ser. A,
                   6 1/2s, 7/15/21                                             Aaa                 3,277,500
                                                                                              --------------
                                                                                                  73,565,209

Michigan (5.9%)
------------------------------------------------------------------------------------------------------------
        337,000  Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds
                   (Glacier Hills Inc.), 8 3/8s, 1/15/19                       B/P                   344,583
      1,550,000  Detroit, Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds
                   (MI Hlth. Care Corp.), 9.1s, 12/1/09 (In default) +         D                     302,250
                 Detroit, G.O. Bonds
      2,500,000    Ser. A, 6.7s, 4/1/10                                        BBB                 2,671,875
      3,000,000    Ser. B, AMBAC, 6 1/4s, 4/1/10                               Aaa                 3,157,500
      4,000,000    Ser. B, AMBAC, 6 1/4s, 4/1/08                               Aaa                 4,265,000
      4,375,000  Detroit, Hosp. Fac. Fin. Auth. Rev. Bonds (MI Hlth.
                   Care Corp.), 10s, 12/1/20 (In default) +                    D                     853,125
      5,705,000  Detroit, Loc. Dev. Fin. Auth. Tax Increment Rev. Bonds
                   (Chrysler Corp.), Ser. A, 9 1/2s, 5/1/21                    Baa/P               6,931,575
      4,055,000  Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, MBIA,
                   5.4s, 7/1/11                                                Aaa                 4,014,450
                 MI State Hosp. Fin. Auth. Rev. Bonds
        670,000    (Garden City Hosp.), 8 1/2s, 9/1/17                         Aaa                   777,200
      1,330,000    (Garden City Hosp.), 8 1/2s, 9/1/17                         Ba                  1,431,413
      7,795,000    (Detroit-Macomb Hosp. Corp.), Ser. A, 7.4s, 6/1/13          BB                  7,814,488
      4,500,000  MI State Hsg. Dev. Auth. Rental Hsg. Rev. Bonds,
                   Ser. A, FSA, 7.55s, 4/1/23                                  Aaa                 4,815,000
     10,000,000  MI State Stragetic Fund Solid Waste Disp. Rev. Bonds
                   (Genesee Pwr. Station), 7 1/2s, 1/1/21                      Ba/P               10,162,500
                 MI State Strategic Fund Ltd. Oblig. Rev. Bonds
      7,700,000    (Mercy Svcs. for Aging), 9.4s, 5/15/20                      Baa/P               8,566,250
     10,500,000    (Blue Wtr. Fiber), 8s, 1/1/12 (In default) +                D/P                 7,612,500
     11,000,000  Midland Cnty., Econ. Dev. Corp. Poll. Control
                   Rev. Bonds, Ser. B, 9 1/2s, 7/23/09                         B/P                11,962,500
                                                                                              --------------
                                                                                                  75,682,209

Minnesota (1.3%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Intl. Falls, Env. Fac. Rev. Bonds (Boise Cascade Corp.),
                   7.2s, 10/1/24                                               Baa                 5,387,500
        800,000  New Brighton, Indl. Dev. Auth. Rev. Bonds
                   (Unicare Inc.), 3.75s, 12/1/14                              A                     800,000
        600,000  Robbinsdale, Indl. Dev. VRDN (Unicare Homes Inc.),
                   3 3/4s, 10/1/14                                             A                     600,000
      5,000,000  St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds
                   (Healtheast), Ser. A, 6 5/8s, 11/1/17                       Baa                 5,100,000
      5,000,000  Western MN Muni. Pwr. Agcy. Rev. Bonds, Ser. A,
                   AMBAC, 6 1/4s, 1/1/05                                       Aaa                 5,362,500
                                                                                              --------------
                                                                                                  17,250,000

Mississippi (1.1%)
------------------------------------------------------------------------------------------------------------
                 Claiborne Cnty., Poll. Control Rev. Bonds
                   (Middle South Energy, Inc.)
      2,400,000    Ser. C, 9 7/8s, 12/1/14                                     Ba                  2,613,000
     10,455,000    Ser. A, 9 1/2s, 12/1/13                                     Ba/P               11,448,225
                                                                                              --------------
                                                                                                  14,061,225

Missouri (1.2%)
------------------------------------------------------------------------------------------------------------
      8,705,000  MO State Environmental Impt. & Energy Res. Auth.
                   Poll. Control Rev. Bonds, 5 1/4s, 12/1/08                   AA                  8,596,188
      6,775,000  MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                   (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                  Aa                  7,325,469
                                                                                              --------------
                                                                                                  15,921,657

Nebraska (0.4%)
------------------------------------------------------------------------------------------------------------
                 NE Investment Fin. Auth. Single Fam. Mtge. IFB
      3,700,000    Ser. 2, GNMA Coll., 11.591s, 9/10/30                        Aaa                 4,065,375
      1,100,000    Ser. B, GNMA Coll., 11.371s, 3/15/22                        Aaa                 1,196,250
                                                                                              --------------
                                                                                                   5,261,625

Nevada (0.7%)
------------------------------------------------------------------------------------------------------------
      8,500,000  Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
                   Gas Corp.), Ser. A, 7.3s, 9/1/27                            Baa                 8,956,875

New Hampshire (1.0%)
------------------------------------------------------------------------------------------------------------
                 NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
      2,865,000    (Havenwood-Heritage Heights), 9 3/4s, 12/1/19               Aaa                 3,301,913
      4,000,000    (1st Mtge. Rivermead Peterborough), 8 1/2s, 7/1/24          B                   4,345,000
      1,955,000    (Riverwoods 1st. Mtge. at Exeter), 8s, 3/1/01               B/P                 2,002,682
      2,910,000    (Havenwood-Heritage Heights), 7.1s, 1/1/06                  BB/P                2,888,175
                                                                                              --------------
                                                                                                  12,537,770

New Jersey (3.1%)
------------------------------------------------------------------------------------------------------------
      5,000,000  NJ Econ. Dev. Auth. Indl. Dev. Rev. Bonds
                   (Newrak Arpt. Marriot Hotel), 7s, 10/1/14                   B/P                 5,181,250
      3,000,000  NJ Econ. Dev. Auth. Rev. Bonds, 7s, 2/1/10                    Ba/P                2,973,750
                 NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
      3,000,000    (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20               Aaa                 3,371,250
      6,550,000    (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13                     BBB                 6,983,938
      6,000,000    (Gen. Hosp. Ctr.-Passaic Inc.), FSA, 6 3/4s, 7/1/19         Aaa                 6,495,000
      4,000,000  NJ State Hsg. & Mtge. Fin. Agcy. IFB, Ser. I, 8.531s,
                   11/1/07 (acquired 2/11/93, cost $4,416,240) [DBL. DAGGER]   A                   4,220,000
      9,000,000  NJ State Tpk. Auth. Rev. Bonds, Ser. C, MBIA, 6 1/2s,
                   1/1/16                                                      Aaa                 9,877,500
                                                                                              --------------
                                                                                                  39,102,688

New Mexico (1.0%)
------------------------------------------------------------------------------------------------------------
     12,400,000  Farmington, Poll. Control Auth. VRDN (AZ Pub.
                   Svcs. Co.), 3.85s, 5/1/24                                   VMIG1              12,400,000

New York (5.5%)
------------------------------------------------------------------------------------------------------------
      2,500,000  Metropolitan Trans. Auth. Svcs. Contract Fac.
                   Rev. Bonds (Commuter Fac.), Ser. O, 5 1/2s, 7/1/17          Baa                 2,343,750
                 NY City, G.O. Bonds
      2,760,000    Ser. F, 8 1/4s, 11/15/16                                    Aaa                 3,184,350
      5,000,000    Ser. H, 6s, 8/1/10                                          Baa                 4,956,250
      1,800,000  NY City, Hsg. Dev. Corp. Special Obligation VRDN
                   (East 96th St. Project), Ser. A, 3.3s, 8/1/15               VMIG1               1,800,000
      3,000,000  NY City, Indl. Dev. Agcy. (Visy Paper Inc.), 7.95s,
                   1/1/28                                                      Ba/P                3,187,500
     10,000,000  NY City, Muni. Assistance Corp. Rev. Bonds, Ser. G,
                   6s, 7/1/07                                                  Aa                 10,650,000
      5,000,000  NY City, Muni. Wtr. & Swr. Fin. Auth. IFB, MBIA,
                   7.625s, 6/15/19                                             Aaa                 4,675,000
      4,000,000  NY City, Muni. Wtr. & Swr. Fin. Auth. VRDN, Ser. A,
                   FGIC, 3.7s, 6/15/25                                         Aaa                 4,000,000
      4,000,000  NY City, VRDN, Ser. D, FGIC, 3.55s, 2/1/21                    Aaa                 4,000,000
      1,800,000  NY State Local Govt. Assistance Corp. Rev. Bonds,
                   Ser. D, 7s, 4/1/18                                          Aaa                 2,000,250
     11,125,000  NY State Med. Care Fac. Fin. Agcy. Rev. Bonds, Ser. A,
                   AMBAC, 6 1/2s, 8/15/29                                      Aaa                11,806,406
                 NY State Urban Dev. Corp. Rev. Bonds
      3,000,000    (Correctional Cap. Fac.), FSA, 6 1/2s, 1/1/10               Aaa                 3,322,500
      4,335,000    (Correctional Cap. Fac.), Ser. 6, 5 1/4s, 1/1/12            Baa                 4,020,713
      7,000,000  Port Auth. NY & NJ Rev. Bonds (Delta Airlines, Inc.),
                   Ser. 1R, 6.95s, 6/1/08                                      Baa                 7,490,000
      2,500,000  Suffolk Cnty., Indl. Dev. Agy. VRDN
                   (Target Rock Corp.), 3 1/4s, 2/1/07                         P-1                 2,500,000
                                                                                              --------------
                                                                                                  69,936,719

North Carolina (1.9%)
------------------------------------------------------------------------------------------------------------
                 NC Eastern Muni. Pwr. Agcy. Serv. IFB
      3,000,000    FGIC, 8.272s, 1/1/25 (acquired 3/3/93
                   cost $3,116,820) [DBL. DAGGER]                              Aaa                 3,127,500
      6,000,000    (No 1 Catawba Elec.), MBIA, 7.17s, 1/1/20                   Aaa                 5,355,000
      5,250,000    AMBAC, 6s, 1/1/18                                           Aaa                 5,361,563
     10,000,000  NC Eastern Muni. Pwr. Syst. Rev. Bonds, MBIA, 6s,
                   1/1/22                                                      AAA                10,437,500
                                                                                              --------------
                                                                                                  24,281,563

Ohio (0.7%)
------------------------------------------------------------------------------------------------------------
      4,500,000  Dayton, Special Fac. Rev. Bonds (Emery Air
                   Freight Corp.), Ser. A, 12 1/2s, 10/1/09                    Ba                  5,028,750
      1,180,000  OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds,
                   Ser. B, GNMA Coll., 8 1/4s, 12/15/19                        Aaa                 1,228,675
      3,000,000  OH Hsg. Fin. Agcy. Rev. Bonds, GNMA Coll., 5.85s,
                   9/1/16                                                      AAA                 2,992,500
                                                                                              --------------
                                                                                                   9,249,925

Oklahoma (0.4%)
------------------------------------------------------------------------------------------------------------
      4,505,000  Tulsa Muni. Arpt. Rev. Bonds (American Airlines, Inc.),
                   7 3/8s, 12/1/20                                             Baa                 4,769,669

Oregon (0.9%)
------------------------------------------------------------------------------------------------------------
                 Washington Cnty., G.O. Bonds (Criminal Justice Fac.)
      5,870,000    6s, 12/1/11                                                 Aa                  6,075,450
      5,535,000    6s, 12/1/10                                                 Aa                  5,763,319
                                                                                              --------------
                                                                                                  11,838,769

Pennsylvania (5.4%)
------------------------------------------------------------------------------------------------------------
      1,500,000  Allegheny Cnty., Hosp. VRDN (Allegheny
                   Gen. Hosp.), Ser. B, 3.45s, 9/1/20                          VMIG1               1,500,000
      4,140,000  Dauphin Cnty., Gen. Auth. Hosp. Rev. Bonds
                   (Northwest Med. Ctr.), 8 5/8s, 10/15/13                     Baa                 4,740,300
      1,180,000  Doylestown, Hosp. Auth. Rev. Bonds (Doylestown
                   Hosp. Pine Run), Ser. A, 7.2s, 7/1/23                       Baa/P               1,215,400
      3,000,000  Erie, Higher Ed. Bldg. Auth. College Rev. Bonds
                   (Mercyhurst College), Ser. A, 5 3/4s, 3/15/13               BBB                 2,745,000
      2,855,000  Greene Cnty., Hosp. Auth. Rev. Bonds (Greene Cnty.
                   Memorial Hosp.), 6 1/2s, 1/1/02                             Baa/P               2,861,195
      1,500,000  Lehigh Cnty., Indl. Dev. Auth. Poll. Control IFB, MBIA
                   (Pennsylvania Pwr. & Light Co.), 9.397s, 9/1/29
                   (acquired 6/20/95, cost $1,655,190) [DBL. DAGGER]           Aaa                 1,597,500
      9,000,000  McKeesport, Hosp. Auth. Rev. Bonds
                   (McKeesport Hosp.), 6 1/4s, 7/1/03                          Baa                 9,213,750
                 Montgomery Cnty., Higher Ed. & Hlth. Auth. Hosp.
                   Rev. Bonds (UTD Hosp.), Ser. B
      3,500,000    8 3/8s, 11/1/11                                             Aaa                 3,876,250
      2,230,000    7 1/2s, 11/1/12                                             Ba                  2,386,100
      4,000,000  PA State COP, Ser. A, AMBAC, 5s, 7/1/15                       Aaa                 3,620,000
     13,000,000  PA State Econ. Dev. Fin. Auth. Recycling Rev. Bonds
                   (Ponderosa Fibres), Ser. A, 9 1/4s, 1/1/22                  B/P                11,618,750
                 PA State Econ. Dev. Fin. Auth. Resource Recvy.
                   Rev. Bonds
      4,000,000    (Colver), Ser. E, 8.05s, 12/1/15                            BBB                 4,225,000
      2,000,000    (Colver), Ser. D, 7.15s, 12/1/18                            BBB                 2,085,000
      2,000,000  PA State Higher Ed. Assistance Agcy. IFB, Ser. B, MBIA,
                   10.941s, 3/1/20 (Graduate Hlth. Syst. Oblig.)               Aaa                 2,235,000
      3,000,000  Philadelphia Gas Works Rev. Bonds, Ser. 13, 7.7s,
                   6/15/21                                                     Aaa                 3,378,750
      6,000,000  Philadelphia Gas Works IFB, FSA, 6.039s, 8/1/21
                   (acquired 1/24/94, cost $5,621,520) [DBL. DAGGER]           Aaa                 4,935,000
      3,250,000  Philadelphia, Wtr & Wastewater Rev. Bonds, FGIC,
                   11.02s, 6/15/12                                             Aaa                 3,132,188
      1,800,000  Washington Cnty., Indl. Dev. Auth. 1st Mtge. Rev.
                   Bonds (AHF/Central States Inc.), 10 1/4s, 11/1/19           B/P                 1,793,250
                 Washington Cnty., Lease Auth. VRDN (Eye & Ear)
      1,100,000    Ser. B-1, Subser. C, 3 1/2s, 12/15/18                       VMIG1               1,100,000
      1,400,000    Ser. B-1, Subser. D, 3 1/2s, 12/15/18                       VMIG1               1,400,000
                                                                                              --------------
                                                                                                  69,658,433

Puerto Rico (2.3%)
------------------------------------------------------------------------------------------------------------
      8,500,000  Cmnwlth. of PR, VRDN, MBIA, 8.393s, 7/1/24
                   (acquired 6/12/95, cost $8,912,500) [DBL. DAGGER]           Aaa                 8,468,125
                 PR Elec. Pwr. Auth. Rev. Bonds
      5,935,000    Ser. S, MBIA, 7s, 7/1/06                                    Aaa                 6,795,575
      5,400,000    6 3/8s, 7/1/24                                              A                   5,562,000
     10,000,000    Ser. Z, 5 1/4s, 7/1/21                                      A                   9,025,000
                                                                                              --------------
                                                                                                  29,850,700

South Carolina (2.5%)
------------------------------------------------------------------------------------------------------------
      8,500,000  Charleston Cnty., Indl. Dev. Rev. Bonds
                   (Hoover Group Inc.), 8 1/2s, 11/1/02                        Ba                  8,606,250
      6,150,000  Florence Cnty. Indl. Dev. Auth. Rev. Bonds
                   (Stone Container Corp.), 7 3/8s, 2/1/07                     Ba/P                6,457,500
                 Piedmont, Muni. Elec. Pwr. Agcy. Rev. Bonds
      3,775,000    Ser. A, FGIC, 6 1/2s, 1/1/16                                Aaa                 4,124,188
        630,000    Ser. A, Prerefunded, FGIC, 6 1/2s, 1/1/16                   Aaa                   703,238
      8,000,000  Piedmont, Muni. Pwr. Agcy. Rev. Bonds (Elec. Rev.),
                   FGIC, 5s, 1/1/22                                            Aaa                 7,080,000
      5,000,000  SC Econ. Dev. Auth. Rev. Bonds (St. Francis
                   Hosp.-Franciscan Sisters), 7s, 7/1/15                       Baa                 5,243,750
                                                                                              --------------
                                                                                                  32,214,926

Tennessee (1.2%)
------------------------------------------------------------------------------------------------------------
      8,500,000  IVRC-Bristol, Mem. Hosp. VRDN, FGIC, 13.783s,
                   2/28/14 (acquired 6/16/95, cost $9,366,660) [DBL. DAGGER]   Aaa                 8,245,000
      7,000,000  Knox Cnty., Hlth. Edl. & Hsg. Fac. Board Rev. Bonds
                   (Ft. Sanders Alliance), Ser. C, MBIA, 6 1/4s, 1/1/13        Aaa                 7,411,250
                                                                                              --------------
                                                                                                  15,656,250

Texas (3.5%)
------------------------------------------------------------------------------------------------------------
      7,500,000  Dallas-Fort Worth Intl. Arpt. Fac. Impt. Corp. Rev.
                   Bonds (American Airlines, Inc.), 7 1/4s, 11/1/30            Baa                 7,903,125
      6,000,000  Houston, Arpt. Syst. Special Fac. Rev. Bonds
                   (Continental Airlines), Ser. B, 6 1/8s, 7/15/17             Ba                  5,782,500
                 Houston, Wtr. & Swr. Syst. Rev. Bonds
     16,730,000    Ser. C, AMBAC, 6 3/8s, 12/1/17                              Aaa                17,712,888
      1,070,000    Ser. C, Prerefunded, AMBAC, 6 3/8s, 12/1/17                 Aaa                 1,158,275
      1,000,000  Lubbock, Hlth. Fac.VRDN (Charter Plains Hosp.),
                   Charter Medical Corp. gtd., 3.2s, 10/1/13                   Aa                  1,000,000
        836,587  Maverick Cnty. COP (Jail Facility), 9.1s, 6/15/10             CCC/P                 501,952
                 North Central Hlth. Fac. Dev. Corp. IFB
      4,000,000    (Presbyterian Hlth. Care Syst.), Ser. C, MBIA,
                   9.505s, 6/15/21                                             Aaa                 4,675,000
      3,000,000    (Baylor Hlth. Care Syst.), Ser. B, 8.1s, 5/15/08            Aa                  3,198,750
      3,500,000  Sam Rayburn, Muni. Pwr. Agcy. Rev. Bonds
                   (Pwr. Supply Syst.), Ser. A, 6 1/4s, 10/1/17                Ba                  3,062,500
                                                                                              --------------
                                                                                                  44,994,990

Utah (0.4%)
------------------------------------------------------------------------------------------------------------
      4,750,000  Intermountain Pwr. Agcy. Rev. Bonds, Ser. D, 7 3/4s,
                   7/1/20                                                      A                   5,005,313

Virginia (0.4%)
------------------------------------------------------------------------------------------------------------
      2,875,000  Chesapeake, Pub. Impt. G.O. Bonds, 5s, 5/1/14                 Aa                  2,688,125
      2,000,000  Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB, FGIC,
                   9.519s, 8/15/23                                             Aaa                 2,347,500
                                                                                              --------------
                                                                                                   5,035,625

Washington (2.4%)
------------------------------------------------------------------------------------------------------------
      2,000,000  Grant Cnty., Pub. Hosp. Dist. No. 1 Rev. Bonds
                   (Samaritan Hosp.), 9 1/4s, 9/1/10                           Baa/P               2,217,500
     17,000,000  Port Walla Walla, Pub. Corp. Solid Waste Recycling
                   Rev. Bonds (Ponderosa Fibres), 9 1/8s, 1/1/26               B/P                14,960,000
      2,600,000  WA State Hlth. Care Fac. VRDN (Sisters Providence),
                   Ser. E, 3.85s, 10/1/05                                      VMIG1               2,600,000
      4,800,000  WA State Hlth. Care Fac. Auth. VRDN
                   (Sisters Providence), Ser. B, 3.85s, 10/1/05                VMIG1               4,800,000
      5,000,000  WA State Pub. Pwr. Supply Syst. Rev. Bonds (Nuclear
                   Project No. 3), Ser. B, MBIA, 7 1/8s, 7/1/16                Aaa                 5,612,500
                                                                                              --------------
                                                                                                  30,190,000

West Virginia (1.2%)
------------------------------------------------------------------------------------------------------------
                 Marion Cnty., Cmnty. Solid Waste Disp. Fac.
                   Rev. Bonds (American Pwr. Paper Recycling)
      3,000,000    9s, 12/1/11 (In default) +                                  CCC/P               1,500,000
      9,000,000    8 1/4s, 12/1/11 (In default) +                              CCC/P               4,500,000
      3,600,000  WV State G.O. Bonds, Ser. D, FGIC, 6 1/2s, 11/1/26            Aaa                 3,933,000
      5,000,000  WV State Pkwy. Economic Dev. & Tourism Auth.
                   IFB, FGIC, 7.555s, 5/16/19                                  Aaa                 4,793,750
                                                                                              --------------
                                                                                                  14,726,750

Wisconsin (0.3%)
------------------------------------------------------------------------------------------------------------
      3,145,000  WI Hsg. & Econ. Dev. Auth. IFB Home Ownership,
                   10.006s, 10/25/22                                           Aa                  3,408,394
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $1,253,058,237) ***                                 $ 1,261,433,587
------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $1,279,921,812.

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 1997 Securities rated by Putnam are indicated by "P" and are not publicly rated.

    The table below shows the percentage of the fund's investment on March
    31, 1997 in securities assigned to various rating categories by Moody's and Standard & Poor's and in unrated securities determined by Putnam
    Management to be of comparable quality.

                                               Unrated securities
                       Rated securities       of comparable quality,
                        as a percentage of     as a percentage of
          Rating       fund's net assets        fund's net assets

          AAA/Aaa              29.99%                0.28%
          AA/Aa                 9.04                   --
          A/A                   5.28                 0.25
          BBB/Baa              21.06                 2.52
          BB/Ba                 4.27                10.14
          B/B                   0.34                10.32
          Caa/CCC                 --                 0.62
          Ca/CC                   --                   --
          C                       --                   --
          D                     0.09                 0.74
          A-1/VMIG1             3.60                   --

Ratings are not covered by the Report of independent accountants.

[DBL. DAGGER]  Restricted, excluding 144A securities, as to public resale.
               The total market value of restricted securities held at March
               31, 1997 was $36,685,000 or 2.9% of net assets.

+              Non-income-producing security.

*** The aggregate identified cost on a tax basis is $1,253,076,624, resulting in gross unrealized appreciation and depreciation of $42,306,350 and $33,949,387, respectively, or net unrealized appreciation of $8,356,963.

               The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at March 31, 1997.

The fund had the following industry group concentrations greater than 10% at March 31, 1997 (as a percentage of net assets):

          Hospitals/health care    17.8%
          Transportation           15.2
          Utilities                14.2

The fund had the following insurance concentration greater than 10% at March 31, 1997 (as a percentage of net assets):

          MBIA                     13.3%

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
March 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,253,058,237) (Note 1)                                            $1,261,433,587
---------------------------------------------------------------------------------------------------
Cash                                                                                         83,424
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                           23,817,575
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    1,638,151
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                           19,195,228
---------------------------------------------------------------------------------------------------
Total assets                                                                          1,306,167,965

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     3,406,003
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         17,995,670
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                1,732,187
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              1,849,569
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  114,379
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  5,216
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      857,203
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      285,926
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        26,246,153
---------------------------------------------------------------------------------------------------
Net assets                                                                           $1,279,921,812

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $1,296,999,598
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                768,055
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment (Note 1)                                    (26,221,191)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                8,375,350
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $1,279,921,812

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($794,330,305 divided by 89,578,555 shares)                                                   $8.87
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.87)*                                        $9.31
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($473,818,244 divided by 53,486,441 shares)***                                                $8.86
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($11,773,263 divided by 1,328,362 shares)                                                     $8.86
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.86)**                                       $9.16
---------------------------------------------------------------------------------------------------
*   On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

**  On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

*** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended March 31, 1997

Tax exempt interest income:                                                          $  87,662,771
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         7,521,080
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           1,026,629
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          39,379
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            21,336
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    2,039,750
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    4,044,680
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       48,940
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                    146,597
--------------------------------------------------------------------------------------------------
Registration fees                                                                            7,258
--------------------------------------------------------------------------------------------------
Auditing                                                                                    45,311
--------------------------------------------------------------------------------------------------
Legal                                                                                       51,867
--------------------------------------------------------------------------------------------------
Postage                                                                                    316,775
--------------------------------------------------------------------------------------------------
Other                                                                                       69,529
--------------------------------------------------------------------------------------------------
Total expenses                                                                          15,379,131
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (423,357)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            14,955,774
--------------------------------------------------------------------------------------------------
Net investment income                                                                   72,706,997
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                        (1,817,163)
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                          3,387,242
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                              (9,991,065)
--------------------------------------------------------------------------------------------------
Net loss on investments                                                                 (8,420,986)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 $  64,286,011
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                                Year ended March 31
                                                                                            --------------------------
                                                                                               1997               1996
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $   72,706,997     $   73,148,238
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                          1,570,079         11,533,386
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments                                                            (9,991,065)        14,888,511
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     64,286,011         99,570,135
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                             (47,379,439)       (48,694,201)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                             (24,747,071)       (23,969,020)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                (540,669)          (276,752)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions
(Note 4)                                                                                (15,964,060)        20,779,045
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                 (24,345,228)        47,409,207

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                     1,304,267,040      1,256,857,833
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $768,055 and
$721,349, respectively)                                                              $1,279,921,812     $1,304,267,040
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                            Year ended March 31
-------------------------------------------------------------------------------------------------------------------------------
                                                       1997             1996             1995             1994             1993
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                   $8.93            $8.74            $8.73            $9.12            $8.65
-------------------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                   .52              .52              .54              .55              .63
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                             (.06)             .19               --             (.34)             .51
-------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities                                   .46              .71              .54              .21             1.14
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                      (.52)            (.52)            (.53)            (.54)            (.62)
-------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                        --               --               --               --               --
-------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                           --               --               --             (.01)            (.05)
-------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                      --               --               --             (.05)              --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (.52)            (.52)            (.53)            (.60)            (.67)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                         $8.87            $8.93            $8.74            $8.73            $9.12
-------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                              5.24             8.31             6.55             2.15            13.67
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                     $794,330         $821,500         $828,548         $852,281         $638,971
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                              .96              .95              .95              .97             1.05
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                              5.80             5.86             6.28             5.73             6.83
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                55.08            75.89            62.84            47.08            31.05
-------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended March 31, 1996 and thereafter includes amounts paid through expense offset arrangements.  Prior period ratios exclude these amounts (Note 2).





Financial highlights
(For a share outstanding throughout the period)

CLASS B
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  For the period
Per-share                                                                                                        January 4, 1993+
operating performance                                                    Year ended March 31                         to March 31
--------------------------------------------------------------------------------------------------------------------------------
                                                        1997             1996             1995             1994             1993
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                    $8.92            $8.74            $8.73            $9.12            $8.95
--------------------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                    .46              .47              .48              .44              .10
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                              (.06)             .18              .01             (.32)             .17
--------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities                                    .40              .65              .49              .12              .27
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                       (.46)            (.47)            (.48)            (.44)            (.10)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                         --               --               --             (.01)              --
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                            --               --               --               --               --
--------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                       --               --               --             (.06)              --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                     (.46)            (.47)            (.48)            (.51)            (.10)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                          $8.86            $8.92            $8.74            $8.73            $9.12
--------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                               4.61             7.55             5.94             1.52             3.05*
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                      $473,818         $474,374         $427,086         $369,006          $95,175
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                              1.56             1.54             1.55             1.54              .30*
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                               5.19             5.25             5.66             5.02             1.21*
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                 55.08            75.89            62.84            47.08            31.05
--------------------------------------------------------------------------------------------------------------------------------

+   Commencement of operations.

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended March 31, 1996 and thereafter includes amounts paid through expense offset arrangements.  Prior period ratios exclude these amounts (Note 2).





Financial highlights
(For a share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 For the Period
Per-share                                                                                                          Dec. 1, 1994+
operating performance                                                                     Year ended March 31       to March 31
-------------------------------------------------------------------------------------------------------------------------------
                                                                                         1997             1996             1995
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                     $8.92            $8.75            $8.21
-------------------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                     .49              .50              .16
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                               (.06)             .17              .54
-------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities                                                                     .43              .67              .70
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                        (.49)            (.50)            (.16)
-------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                          --               --               --
-------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                             --               --               --
-------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                                        --               --               --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                      (.49)            (.50)            (.16)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                           $8.86            $8.92            $8.75
-------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                                4.97             7.77             8.58*
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                        $11,773           $8,394           $1,224
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                                                               1.21             1.18              .41*
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                5.51             5.45             1.78*
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                  55.08            75.89            62.84
-------------------------------------------------------------------------------------------------------------------------------

+   Commencement of operations.

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended March 31, 1996 and thereafter includes amounts paid through expense offset arrangements.  Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
March 31, 1997

Note 1
Significant accounting policies

Putnam Municipal Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with the preservation of capital.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 1997, the fund had a capital loss carryover of approximately $23,134,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                   Expiration
------------------------------------------------
$ 11,844,000                     March 31, 2003
  11,290,000                     March 31, 2004

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of losses on wash sale transactions, realized gains and losses on certain futures contracts, market discount, and defaulted bond interest. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended March 31, 1997, the fund reclassified $6,888 to increase undistributed net investment income and $653,029 to increase paid-in-capital, with an increase to accumulated net realized loss on investments of $659,917. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discounts are accreted according to the effective yield method.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of the fund's average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million and 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter. Prior to July 22, 1996 the management fee payable to Putnam Management was paid at the annual rate of 0.70% of the first $100 of average net assets, 0.60% of the next $100 million, 0.50% of next $300 million, 0.45% of the next $500 million and 0.425% of any amount over $1 billion.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended March 31, 1997, fund expenses were reduced by $423,357 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $1,360 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended March 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $132,203 and $5,408 from the sale of class A and class M shares, respectively and $1,008,697 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended March 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $3,697 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended March 31, 1997, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $696,338,162 and $743,062,535, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At March 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                            Year ended
                                          March 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      29,553,613    $ 262,293,616
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     2,814,944       25,040,900
------------------------------------------------------------
                                 32,368,557      287,334,516

Shares
repurchased                     (34,810,212)    (309,150,139)
------------------------------------------------------------
Net decrease                     (2,441,655)   $ (21,815,623)
------------------------------------------------------------

                                            Year ended
                                          March 31, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      22,972,217    $ 206,082,849
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     2,848,087       25,521,274
------------------------------------------------------------
                                 25,820,304      231,604,123

Shares
repurchased                     (28,546,381)    (256,375,731)
------------------------------------------------------------
Net decrease                     (2,726,077)   $ (24,771,608)
------------------------------------------------------------

                                            Year ended
                                          March 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      13,127,756    $ 116,315,353
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,569,930       13,950,500
------------------------------------------------------------
                                 14,697,686      130,265,853

Shares
repurchased                     (14,405,728)    (127,862,355)
------------------------------------------------------------
Net increase                        291,958    $   2,403,498
------------------------------------------------------------

                                            Year ended
                                          March 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      15,231,262    $ 136,480,171
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,519,823       13,611,548
------------------------------------------------------------
                                 16,751,085      150,091,719

Shares
repurchased                     (12,440,215)    (111,692,879)
------------------------------------------------------------
Net increase                      4,310,870    $  38,398,840
------------------------------------------------------------

                                            Year ended
                                          March 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         648,726    $   5,771,764
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        49,736          442,780
------------------------------------------------------------
                                    698,462        6,214,544

Shares
repurchased                        (310,641)      (2,766,479)
------------------------------------------------------------
Net increase                        387,821    $   3,448,065
------------------------------------------------------------

                                            Year ended
                                          March 31, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,010,198    $   9,040,052
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        24,528          221,006
------------------------------------------------------------
                                  1,034,726        9,261,058

Shares
repurchased                        (234,113)      (2,109,245)
------------------------------------------------------------
Net increase                        800,613    $   7,151,813
------------------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 98.99% of dividends paid from net investment income during the fiscal year as tax exempt for Federal Income tax purposes.

The form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



Results of December 5, 1996 shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on December 5, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                       Votes
                                  Votes for         withheld

Jameson Adkins Baxter            81,341,673        1,286,304
Hans H. Estin                    81,337,972        1,290,005
John A. Hill                     81,344,573        1,283,404
R.J. Jackson                     81,284,745        1,343,232
Elizabeth T. Kennan              81,303,302        1,324,675
Lawrence J. Lasser               81,333,090        1,294,887
Robert E. Patterson              81,326,444        1,301,533
Donald S. Perkins                81,329,564        1,298,413
William F. Pounds                81,328,513        1,299,464
George Putnam                    81,301,683        1,326,294
George Putnam, III               81,229,432        1,398,545
Eli Shapiro                      81,194,123        1,433,854
A.J.C. Smith                     81,335,077        1,292,900
W. Nicholas Thorndike            81,344,246        1,283,731

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 79,435,822 votes for, and 585,557 votes against, with 2,606,598 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the voting securities of a single issuer was approved as follows: 74,300,604 votes for, and 3,071,968 votes against, with 5,255,405 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows: 72,538,368 votes for, and 4,886,279 votes against, with 5,203,330 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in real estate was approved as follows: 73,396,613 votes for, and 4,089,664 votes against, with 5,141,700 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows: 74,260,501 votes for, and 3,237,342 votes against, with 5,130,134 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in senior securities was approved as follows: 74,460,010 votes for, and 2,978,150 votes against, with 5,189,817 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts was approved as follows:
72,340,473 votes for, and 5,105,235 votes against, with 5,182,269 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 72,594,485 votes for, and 4,711,799 votes against, with 5,321,693 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 71,278,789 votes for, and 5,912,079 votes against, with 5,437,109 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 71,690,785 votes for, and 5,459,690 votes against, with 5,477,502 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 71,397,162 votes for, and 5,733,578 votes against, with 5,497,237 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows:
72,174,911 votes for, and 5,041,237 votes against, with 5,411,829 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas and mineral interests was approved as follows: 72,650,893 votes for, and 4,679,906 votes against, with 5,297,178 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investing to gain control of a company's management was approved as follows: 72,025,390 votes for, and 5,018,816 votes against, with 5,583,771 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

32906-051/353/560   5/97